UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE A14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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☐	Definitive Proxy Statement
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LKQ CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Your **Vote** Counts!

LKQ CORPORATION

2023 Annual Meeting
Vote by May 8, 2023
11:59 PM ET

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

V00089-P87876

You invested in LKQ CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 9, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 9, 2023
1:30 PM CDT

Virtually at:
www.virtualshareholdermeeting.com/LKQ2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Patrick Berard	For
1b.	Meg A. Divitto	For
1c.	Joseph M. Holsten	For
1d.	Blythe J. McGarvie	For
1e.	John W. Mendel	For
1f.	Jody G. Miller	For
1g.	Guhan Subramanian	For
1h.	Xavier Urbain	For
1i.	Dominick Zarcone	For
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	For
3.	Approval, on an advisory basis, of the compensation of our named executive officers.	For
4.	Advisory vote on the frequency of holding an advisory vote on executive compensation.	1 Every Year

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